Exhibit 20(b)
                 SUPPLEMENTARY FINGERHUT MASTER TRUST DATA
                               SERIES 1998-1


1.   The total amount distributed during 1998    Class A   $43.3330556
stated on the basis of an original               Class B   $44.9036111
principal amount of $1,000 per                   Class C   $46.4268081
Certificate:

2.   The amount of such distribution             Class A   $0.0000000
allocable to Certificate Principal               Class B   $0.0000000
stated on the basis of an original               Class C   $0.0000000
principal amount of $1,000 per
Certificate:

3.   The amount of such distribution             Class A   $43.3330556
allocable to Certificate Interest stated         Class B   $44.9036111
on the basis of an original principal            Class C   $46.4268081
amount of $1,000 per Certificate:

4.   The amount of Principal Collections         Class A   $196,408,442.31
received in the Collection Account               Class B   $ 29,758,643.28
during the period from April 25, 1998 to         Class C   $ 35,710,837.49
December 25, 1998 and allocated in               Class D   $ 35,710,837.49
respect of the Class A Certificates, the Class B Certificates, the Class C
Certificates and the Class D
Certificates, respectively:


5.   The amount of Finance Charge Collections   Class A   $77,362,648.29
processed during the period from April          Class B   $11,721,530.01
25, 1998 to December 25, 1998 and               Class C   $14,066,019.42
allocated in respect of the Class A             Class D   $14,066,019.42
Certificates, the Class B Certificates,
the Class C Certificates and the Class D
Certificates, respectively:


6.   The aggregate amount of the:

     Principal Receivables                           $1,446,027,267.42
     Invested Amount                                 $  511,364,000.00
     Class A Invested Amount                         $  337,500,000.00
     Class B Invested Amount                         $   51,136,000.00
     Class C Invested Amount                         $   61,364,000.00
     Class D Invested Amount                         $   61,364,000.00
     Floating Allocation Percentage                        35.3633719%
     Class A Floating Allocation Percentage                23.3398088%
     Class B Floating Allocation Percentage                 3.5363095%
     Class C Floating Allocation Percentage                 4.2436268%
     Class D Floating Allocation Percentage                 4.2436268%

     each as of the end of the day on December 25, 1998.


7.   The aggregate outstanding balance of
Receivables which are:

               Current                               $1,553,980,460.36
               30 Days to 59 Days                    $   77,658,900.06
               60 Days to 89 Days                    $   51,250,516.79
               90 Days and Over                      $  195,218,075.98

     as of the end of the day on December 25, 1998.


8.   The aggregate Investor Default Amount              $73,444,334.40
for the period from April 25, 1998 to
December 25, 1998.


9.   The aggregate amount of Class A Investor    Class A   $0.00
Charge-Offs, Class B Investor Charge-            Class B   $0.00
Offs, Class C Investor Charge-Offs and           Class C   $0.00
Class D Investor Charge-Offs for the             Class D   $0.00
period from April 25, 1998 to
December 25, 1998.


10.  The amount of the Servicing Fee for the            $ 6,780,826.76
period from April 25, 1998 to December
25, 1998.


11.  The Class A Pool Factor, the Class B     Class A Pool Factor 1.000000
Pool Factor and the Class C Pool Factor       Class B Pool Factor 1.000000
as of December 25, 1998:                      Class C Pool Factor 1.000000


12.  The amount of Reallocated Class A      Class A        $0.000
Principal Collections, Reallocated Class    Class B        $0.000
B Principal Collections, Reallocated        Class C        $0.000
Class C Principal Collections and           Class D        $0.000
Reallocated Class D Principal
Collections for the period from April
25, 1998 to December 25, 1998.

13.  The aggregate amount of funds in the        None
Excess Funding Account and the Pre-
Funding Account at December 25, 1998.


14.  Whether a Class C Trigger Event has         None
occurred and if so the Specified Class C
Reserve Amount.


                 SUPPLEMENTARY FINGERHUT MASTER TRUST DATA
                               SERIES 1998-2


1.   The total amount distributed during 1998    Class A   $44.3419444
stated on the basis of an original               Class B   $46.2908333
principal amount of $1,000 per                   Class C   $47.2610600
Certificate:


2.   The amount of such distribution             Class A   $0.0000000
allocable to Certificate Principal               Class B   $0.0000000
stated on the basis of an original               Class C   $0.0000000
principal amount of $1,000 per
Certificate:


3.   The amount of such distribution             Class A   $ 44.3419444
allocable to Certificate Interest stated         Class B   $ 46.2908333
on the basis of an original principal            Class C   $ 47.2610600
amount of $1,000 per Certificate:



4.   The amount of Principal Collections         Class A   $196,408,442.31
received in the Collection Account               Class B   $ 29,758,643.28
during the period from April 25, 1998 to         Class C   $ 35,710,837.49
December 25, 1998 and allocated in               Class D   $ 35,710,837.49
respect of the Class A Certificates, the Class B Certificates, the Class C
Certificates and the Class D
Certificates, respectively:


5.   The amount of Finance Charge Collections    Class A   $77,362,648.29
processed during the period from April           Class B   $11,721,530.01
25, 1998 to December 25, 1998 and                Class C   $14,066,019.42
allocated in respect of the Class A              Class D   $14,066,019.42
Certificates, the Class B Certificates,
the Class C Certificates and the Class D
Certificates, respectively:


6.   The aggregate amount of the:

     Principal Receivables                           $1,446,027,267.42
     Invested Amount                                 $  511,364,000.00
     Class A Invested Amount                         $  337,500,000.00
     Class B Invested Amount                         $   51,136,000.00
     Class C Invested Amount                         $   61,364,000.00
     Class D Invested Amount                         $   61,364,000.00
     Floating Allocation Percentage                        35.3633719%
     Class A Floating Allocation Percentage                23.3398088%
     Class B Floating Allocation Percentage                 3.5363095%
     Class C Floating Allocation Percentage                 4.2436268%
     Class D Floating Allocation Percentage                 4.2436268%

     each as of the end of the day on December 25, 1998.


7.   The aggregate outstanding balance of
Receivables which are:

               Current                               $1,553,980,460.36
               30 Days to 59 Days                    $   77,658,900.06
               60 Days to 89 Days                    $   51,250,516.79
               90 Days and Over                      $  195,218,075.98

     as of the end of the day on December 25, 1998.


8.   The aggregate Investor Default Amount       $73,444,334.40
for the period from April 25, 1998 to
December 25, 1998.


9.   The aggregate amount of Class A Investor    Class A   $0.00
Charge-Offs, Class B Investor Charge-            Class B   $0.00
Offs, Class C Investor Charge-Offs and           Class C   $0.00
Class D Investor Charge-Offs for the             Class D   $0.00
period from April 25, 1998 to
December 25, 1998.


10.  The amount of the Servicing Fee for the     $ 6,780,826.76
period from April 25, 1998 to December
25, 1998.


11. The Class A Pool Factor, the Class B Class A Pool Factor 1.000000 Pool Factor and the Class C Pool Factor Class B Pool Factor 1.000000
as of December 25, 1998:                     Class C Pool Factor 1.000000



12.  The amount of Reallocated Class A      Class A        $0.000
Principal Collections, Reallocated Class    Class B        $0.000
B Principal collections, Reallocated        Class C        $0.000
Class C Principal Collections and           Class D        $0.000
Reallocated Class D Principal
Collections for the period from April
25, 1998 to December 25, 1998.

13.  The aggregate amount of funds in the        None
Excess Funding Account and the Pre-
Funding Account at December 25, 1998.


14.  Whether a Class C Trigger Event has         None
occurred and if so the Specified Class C
Reserve Amount.